UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2007

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6868 Cortona Drive

Santa Barbara, CA 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Extension of NASDAQ Listing

As previously announced, Occam Networks, Inc. (the “Company”) has received notices from The NASDAQ Stock Market stating that the Company is not in compliance with NASDAQ’S Marketplace Rule 4310(c)(14) because the Company has not timely filed its periodic reports for the year ended December 31, 2006 and the quarters ended March 31, 2007 and June 30, 2007 with the U.S. Securities & Exchange Commission (SEC). On September 11, 2007, the Company received a letter from The NASDAQ Stock Market stating that a NASDAQ Listing Qualifications Panel has determined to grant the Company’s request for continued listing on The NASDAQ Stock Market through October 15, 2007, subject to certain conditions. Pursuant to the Panel’s decision, the Company must (i) provide further information to the NASDAQ Hearings Department about the findings and conclusions of the Audit Committee; and (ii) the Company must file its delinquent periodic filings with the SEC by October 15, 2007.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Restatement of Prior Period Financial Statements

On September 9, 2007, the Company’s Board of Directors, based upon the recommendation of the Audit Committee, determined that the Company should restate its financial statements for fiscal years 2004 and 2005, and the corresponding interim fiscal periods, and for the first, second, and third quarters of fiscal 2006. Accordingly, the Company’s previously released financial statements for these periods and all related earnings press releases and communications relating to these periods, the financial statements included in the Company’s registration statements on Form S-1 declared effective on December 29, 2005, January 31, 2006 and November 1, 2006, and the earnings press release and communications for the period ended December 31, 2006, should not be relied upon. The Company has discussed this conclusion with its current and former independent registered public accounting firms. In connection with the restatement, Singer Lewak Greenbaum & Goldstein LLP, the Company’s current independent registered public accounting firm, has been engaged to conduct the audit of the restated financial statements for fiscal years 2004 and 2005 and the financial statements for fiscal year 2006.

Audit Committee Identification of Errors

The Audit Committee, assisted by independent forensic accounting and legal advisors, has been conducting a thorough review of the Company’s prior revenue recognition practices, including commitments to provide customers with software, hardware and software maintenance, hardware and software upgrades, training, and other services in connection with customers’ purchases of the Company’s network equipment. The Audit Committee has identified errors in the Company’s previous recognition of revenue.

Impact of Identified Errors

All of the errors identified by the Audit Committee’s review have pertained to the timing of revenue recognition rather than the ability to collect or ultimately realize revenue. The Audit Committee has not identified any instances where the Company recorded revenue that was not ultimately collected or realizable.

The Company estimates that approximately $5 million of previously recorded revenue will be deferred as of December 31, 2006 and that, as a result, the net pre-tax loss for fiscal years 2004-2006, taken together, will increase by approximately $2 million. In the aggregate, approximately $33 million of revenue recognized for fiscal years 2004-2006 was recorded prematurely though all but the $5 million estimated deferral was ultimately recognizable prior to December 31, 2006. The aggregate of the Company’s previously reported and announced revenue for this period was $125 million, and the Company estimates that the aggregate adjusted revenue for this period will be approximately $120 million. Because the errors resulting in the restatement relate to the timing of revenue recognition, the Company expects that restated quarterly revenues and operating results will vary from previously reported quarterly revenues and operating income (loss), with some quarters showing revenue increases and other quarters showing revenue decreases, in each case with corresponding adjustments to operating income (loss).

The Company issued a press release on September 12, 2007 regarding the Audit Committee’s preliminary findings and the extension of the Company’s NASDAQ listing, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This current report contains forward-looking statements regarding future events, including statements regarding the ongoing review of the Company’s Audit Committee, the Company’s intent to restate its prior financial statements and the estimated amounts to be restated. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-looking statements include the following: the results and timing of the review being conducted by the Company’s Audit Committee; the audit and review by the Company’s independent registered public accounting firm, Singer Lewak Greenbaum and Goldstein LLP, of the results and findings of the Company’s review, including their audit and review of the Company’s estimates of the amounts to be restated; the impact, if any, of such results or findings on the historical financial statements of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission and any resulting impact on its ability to meet NASDAQ continued listing requirements; and risks of litigation and governmental or other regulatory inquiry or proceedings arising out of or related to any of the matters described in this current report, including litigation already initiated against the Company. Therefore, any forward-looking statements should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made. Please also refer to the company’s most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings with the SEC for other important risk factors that could cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 12, 2007 of Occam Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell
Chief Financial Officer

Date: September 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 12, 2007 of Occam Networks, Inc.